UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2016 (September 2, 2016)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2016, the Board of Directors (the “Board”) of Memorial Production Partners GP LLC (the “Company”), the general partner of Memorial Production Partners LP (the “Partnership”), accepted the resignation of John A. Weinzierl as Chief Executive Officer (“CEO”) of the Company and appointed William J. Scarff, who is currently serving as President of the Company, to serve as CEO. Mr. Scarff will not currently receive additional compensation in connection with his appointment to serve as CEO. Descriptions of Mr. Scarff’s biographical information and his compensation in his capacity as President of the Company are included under “Item 10. Directors, Executive Officers and Corporate Governance” and “Item 11. Executive Compensation,” respectively, in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which descriptions are incorporated into this Item 5.02 by reference. The Partnership may enter into a severance arrangement with Mr. Weinzierl in connection with his resignation as CEO. The terms of a severance arrangement, if any, have not been determined at this time.

Mr. Weinzierl also resigned as Chairman of the Board, and Jonathan M. Clarkson, who is currently serving as an independent director on the Board, was appointed to serve as Chairman of the Board. Mr. Weinzierl will continue to serve as a director on the Board.

Item 7.01.      Regulation FD Disclosure.

On September 2, 2016, the Partnership issued a press release announcing the changes to the leadership roles. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.8 of the Partnership’s Current Report on Form 8-K (File No. 001-35364) filed on December 15, 2011)

99.1	Press release dated September 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: September 2, 2016	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President, General Counsel & Corporate Secretary

Exhibit Number	Description

10.1	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.8 of the Partnership’s Current Report on Form 8-K (File No. 001-35364) filed on December 15, 2011)

99.1	Press release dated September 2, 2016